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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 6, 2001


                          BIOSHIELD TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            GEORGIA                       0-24913              58-2181628
-------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)



4405 International Blvd.
NORCROSS, GEORGIA                                                 30093

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (770)925-3653



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.       Other Events.
              ------------

               Dr. Kevin Smith, Chief Medical Officer, has been named to the Board of Directors for BioShield Technologies, Inc. on March 27, 2001. Dr. Smith is a practicing physician, and has held a number of positions in the field of occupational health and safety. Dr. Smith grew his practice to become the largest provider of occupational health in the state of Iowa and eventually merged that practice into Concentra. In addition, Dr. Smith started and acquired several occupational health practices, which he eventually sold to HealthSouth. Dr. Smith is Board Certified in the field of occupational health. Dr. Smith has also served on the faculty of Yale, Drake and Emory University. Dr. Smith received his M.D. from the Universidad Central del Este School of Medicine in San Pedro de Marcoris, Dominican Republic.


                                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIOSHIELD TECHNOLOGIES, INC.
                                           (Registrant)


Date: March 27, 2001                       /s/ Timothy C. Moses


                                           TIMOTHY C. MOSES
                                           President and Chief Executive Officer